Item 1: Report to Shareholders

Emerging Markets Stock Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Emerging markets stocks and your fund posted exceptional gains over the past six months that were nearly double the returns of global developed markets. Despite the drumbeat of steadily rising short-term U.S. interest rates and fears of increasing inflation, investors continued to invest heavily in emerging markets throughout the period, attracted by faster growth, the improving global economic environment, and solid company fundamentals. Strong demand for natural resources and high oil and commodity prices helped drive performance.

PERFORMANCE REVIEW

We are pleased to report strong gains for the Emerging Markets Stock Fund for the 6- and 12-month periods ended April 30, 2006. As shown in the table, the portfolio trailed the Lipper Emerging Markets Funds Average and the MSCI Emerging Markets Index in the first half of our fiscal year but outperformed for the trailing 12-month period. Although the results are gratifying, it’s important to remember that returns of this magnitude are unusual and cannot be sustained. Even though we remain upbeat about the prospects for emerging markets, we’d like to remind shareholders that investments in emerging markets are appropriate for only a portion of their investment portfolio.

MARKET AND PORTFOLIO REVIEW

Within the MSCI Emerging Markets Index, energy stocks were solid performers as record high oil prices fueled robust investor demand. Oil companies, using their profits for expansion and exploration, helped energy equipment and services shares post strong returns. Materials stocks also provided powerful gains for the six-month period, particularly stocks in the metals and mining industry. Commodity prices, especially gold and copper, continued to surprise on the upside. The financials sector also rose due to the favorable economic environment and increasing demand for consumer loans. Industrials and business services, led by construction and infrastructure companies, again generated good results, which has been an ongoing theme for emerging markets for several years. Every sector in the MSCI Emerging Markets Index posted double-digit gains for the past six months, although health care and telecommunication services were the weakest, mainly due to stock-specific factors.

Far East

Since our last report six months ago, Asian markets rallied strongly but modestly underperformed the overall MSCI Emerging Markets Index. India was the strongest major market. Despite concerns that company valuations are starting to look full, investors continued to be attracted by the country’s fast economic growth and the powerful multiyear results of Indian stocks. Chinese equities were also strong following an extended period of underperformance. The economic growth rate in China has remained high, and it seems that investors are increasingly able to find higher-quality companies in which to invest. South Korea—the biggest market in the index—performed in line with the benchmark. Domestic consumption is improving, but economic growth continues to be somewhat disappointing. Taiwan, the second-biggest market, modestly underperformed the overall Asia region, as growth and global economic conditions were unfavorable for its manufacturing/export-led economy. Some of the smaller markets in Asia also underperformed. Suffering from political uncertainty, Thailand and the Philippines lagged the benchmark.

The portfolio’s regional diversification was little changed from six months ago. We maintained about a 40% allocation in the Far East, but had a significant underweight in North Asia, especially in Taiwan. The underweight in Taiwan has been our largest country bet for the past year. Although the stock market performed relatively well over the last six months, the economy is growing slower than in other countries in the region. Companies in Taiwan are predominantly exporters, and we think the global economic environment does not favor these types of companies. North Asia is still the part of the Far East region where we are finding the fewest attractive investment opportunities, and investing directly in China remains difficult—although restrictions are being removed and this should benefit the market.

Financials were the portfolio’s best-performing sector for the past six months due to stock selection and a significant overweight in the commercial banking industry. Kookmin Bank and Woori Finance Holdings in South Korea were among the fund’s best contributors. Overall, however, stock selection in South Korea detracted from relative results. Holdings including Internet retailer CJ Home Shopping, S-Oil (weak refining margins in Asia), and global online game publisher NCsoft (delayed product launches and sluggish sales) detracted over the period. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents of the portfolio.)

Stock selection in India also hurt our six-month comparison with the benchmark index. Although many of the stocks we held performed well in the very strong market, including Gujarat Ambuja Cement and Bharti Televentures, we did not own several good performers included in the index that climbed steadily during the period. Among our most significant purchases during the period was a large position in Sun TV (an IPO in April). Sun airs excellent content and is India’s most profitable media franchise. Although the shares declined since our purchase, we believe the company’s expansion into pay TV should help to generate higher earnings for several years.

Two of our largest purchases over the past six months were in Taiwan where we are significantly underweight. We saw favorable trends developing for Taiwan Semiconductor and Hon Hai Precision. Taiwan Semiconductor is among the largest stocks in the benchmark, but we avoided it until recently because we were concerned about competition from low-cost Chinese foundries. However, the Chinese competition has failed to make an impact on Taiwan Semiconductor’s business, and we’ve added a sizable position. Hon Hai is among the world’s largest contract manufacturers of computer, consumer electronics, and communications products. Hon Hai posted excellent earnings in a harsh operating environment through good management, execution of strategy, and strong vertical alliances with key clients.

Several of our most significant sales were in South Korea and India. We sold Lotte Chilsung Beverages, which has underperformed due to competition in the soft drinks market. We added a new position, Lotte Shopping, a leading South Korean retailer posting strong revenue gains. In India, we sold Infosys Technologies and NTPC and trimmed Videsh Sanchar for a nice profit after it began to display extended valuations. At the end of the reporting period, we were modestly underweight the benchmark in India, which has enjoyed a phenomenal multiyear run. In the financials area, we sold Malaysian investment banker CIMB Berhad in favor of Bumiputra Commerce, which installed a new management team at the end of 2005.

Europe, Middle East, and Africa

The Europe, Middle East, and Africa (EMEA) region outperformed Asia over the past six months. The Russian market was a top performer, driven by high oil prices and strong cash flow into the country from foreign investors. South Africa also performed well due to a strong local economy and high metals prices that benefited mining stocks, which dominated the index. The Turkish market was another big gainer as the announcement of the European Union accession process in October increased investors’ confidence in the market. Israel, one of the larger and more developed markets in the region, had a poor six months as prime minister Ariel Sharon collapsed into a coma, sending the country into political turmoil. Egypt also underperformed. Its stock market has been hurt by the volatility in Persian Gulf markets.

Russian stocks surged over the past six months in large part due to high oil and metals prices. Lukoil, Russia’s largest oil producer, benefited from having extensive reserves to develop. Novatek OAO, an independent gas company with excellent growth prospects, also moved sharply higher. Overall, the portfolio’s underweight in the materials sector detracted from relative results as high commodity prices, particularly in metals and mining, powered the sector higher.

In the top-performing financials sector, Sberbank, a well-positioned Russian commercial bank with an extensive branch network, high loan growth, and strong earnings, moved sharply higher. In Turkey, Denizbank and Finansbank (a pair of mid-cap banks) and established larger-capitalization banks Turkiye Is Bankasi and Turkiye Garanti Bankasi benefited from the improving economy, nascent retail and mortgage loan growth, and acquisition interest from developed European banks.

Over the past six months, we added to our position in Orascom Telecom, the Egyptian-based telecom with operations in North Africa and Asia. We had previously trimmed the position due to concerns about its acquisition of an Italian telecom company. Overall, however, Egyptian holdings were a relative performance detractor for the period, and we lowered our overweight a bit by selling some of our position in Orascom Construction, which continues to benefit from high cement prices and the construction boom in the region, and Commercial International Bank, realizing gains after sharp increases earlier this year.

Latin America

Latin America’s market performance slightly trailed the overall MSCI Emerging Markets Index. Argentina’s market was higher, primarily due to the strong performance of energy equipment and services stock Tenaris. Brazil soared, thanks largely to Petroleo Brasileiro (Petrobras), the portfolio’s largest holding and best contributor for the past six months. Other markets, including Mexico and Chile, underperformed.

Brazil, which represents more than half of our Latin American exposure, continued to benefit from high oil and other commodity prices. With interest rates coming down from previously high levels, the economy is looking stronger after a period of disappointing recent growth. Scandals surrounding President Lula da Silva seem to have left the market unscathed, but it is unclear how the markets will react closer to the presidential election in October. Chile is probably the most developed market in the region, but we have no holdings there because interest rates in the country are rising and the market has significantly underperformed the rest of the region. In Mexico, which represents the lion’s share of our remaining South/Central American exposure, economic growth has disappointed despite good company performance. Political uncertainty ahead of the summer elections has also dampened investor enthusiasm.

The other top-performing stocks include Mexico’s America Movil, the fund’s third-largest holding and second-best contributor for the past six months. The telecommunications giant is benefiting from strong subscriber growth that generated excellent earnings. High-quality financial holdings Banco Itau Holding and Grupo Financiero Banorte posted good results and significant share appreciation as a result of stronger economic environments and rising loan demand. Another solid performer was Tele Norte Leste, a Brazilian diversified telecommunication services concern that we believe can expand its earnings and profit margins.

OUTLOOK

We expect emerging markets will continue to experience higher economic growth and market returns than developed markets during 2006, although at a less robust pace than in recent years. For the next several quarters, concerns about inflation and rising interest rates in the U.S., Europe, and Japan are likely to be the asset class’ principal headwind.

We believe emerging market economic fundamentals are in better shape than ever before. Fundamental improvements in company management and governance, along with cyclical factors, such as high commodity prices, have supported the strong corporate performance in many emerging markets during recent years. We expect sales and earnings growth to remain strong and for companies to use improving cash flows to further strengthen their balance sheets by paying down debt and to increase their dividends to investors.

Threats to our positive outlook for 2006 include a tightening of global liquidity, sharply falling commodity prices, a slowdown in China, and heightened political risk, especially in Latin America. However, we intend to maintain our bias toward firms that benefit from improving domestic demand, and we will continue to steer away from the more cyclical, dollar-sensitive, and export-driven sectors, including materials. We expect that given the sound emerging market economic environment and the ongoing improvement in corporate fundamentals, the portfolio can produce positive results even in the face of these threats.

From a regional perspective, our portfolio has its largest overweight position in the Europe, Middle East, and Africa region, especially Turkey and Egypt. Turkey should continue to benefit from the reforms required by the European Union, while Egyptian policy makers appear to be moving in the right direction.

We see numerous investment opportunities in banks, telecoms, and construction companies. Despite the recent price increases, we think the valuations in these areas are still reasonable. Latin America (primarily Brazil and Mexico) is our other significant overweight, and we’re finding companies offering good growth and strong earnings, especially in the current high commodity price environment. The outlook is also good, interest rates are coming down from high levels, and currencies are strong. However, elections in Mexico and Brazil later this year could cause some turbulence in these markets. We are likely to maintain an underweight in Asia because economic factors favor the EMEA and Latin American regions.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 23.81	$ 17.00	$ 14.30	$ 9.87	$ 9.15	$ 12.42
Investment activities						
Net investment income	0.13	0.26	0.14	0.09	0.04	0.02
Net realized and unrealized gain (loss)	7.67	6.76	2.64	4.36	0.68	(3.30)
Total from investment activities	7.80	7.02	2.78	4.45	0.72	(3.28)
Distributions						
Net investment income	(0.18)	(0.04)	(0.09)	(0.02)	(0.01)	–
Net realized gain	(1.05)	(0.18)	–	–	–	–
Total distributions	(1.23)	(0.22)	(0.09)	(0.02)	(0.01)	–
Redemption fees added to paid-in capital	–	0.01	0.01	–	0.01	0.01
NET ASSET VALUE						
End of period	**$ 30.38**	**$ 23.81**	**$ 17.00**	**$ 14.30**	**$ 9.87**	**$ 9.15**

Ratios/Supplemental Data

Total return^	**33.83%**	**41.75%**	**19.61%**	**45.16%**	**7.97%**	**(26.33)%**
Ratio of total expenses to average net assets	1.25%†	1.27%	1.33%	1.43%	1.51%	1.58%
Ratio of net investment income to average net assets	0.95%†	1.23%	1.08%	1.12%	0.41%	0.19%
Portfolio turnover rate	42.4%†	53.3%	70.0%	65.6%	70.5%	70.3%
Net assets, end of period (in millions)	$ 2,333	$ 1,295	$ 608	$ 345	$ 158	$ 131

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
ARGENTINA 1.0%		
Common Stocks 1.0%		
Tenaris ADR (USD) (1)	506,000	23,225
Total Argentina (Cost $3,266)		23,225
BRAZIL 14.5%		
Common Stocks 10.5%		
Arcelor Brasil	408,700	7,527
Banco do Brasil	382,400	11,094
Companhia Vale do Rio Doce ADR (1 ADR represents 1 common share) (USD)	662,300	34,122
Companhia Vale do Rio Doce ADR (1 ADR represents 1 preference 'A' share) (USD) (1)	509,900	22,680
Energias do Brasil	828,600	12,287
Gol-Linhas Aereas Inteligentes ADR (USD) (1)	150,000	5,561
Natura Cosmeticos	1,105,500	14,120
Perdigao	665,100	6,554
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 4 common share) (USD) (1)	419,600	41,469
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 4 preference shares) (USD) (1)	793,790	70,560
Tele Norte Leste Participaco	444,133	18,056
		244,030
Preferred Stocks 4.0%		
Banco Bradesco	567,000	21,590
Banco Itau Holdings Financiera	1,313,690	41,349
Caemi Mineracao e Metalurgica	4,815,300	8,845
TAM	561,900	14,488
WEG	1,796,300	7,304
		93,576
Total Brazil (Cost $192,456)		337,606
CHINA 3.1%		
Common Stocks 3.1%		
Anhui Conch Cement (HKD) (2)	2,694,000	4,656

Beijing Enterprises (HKD)	3,170,000	6,951
China Insurance International (HKD) (2)	16,846,000	9,126
China Unicom (HKD)	1,056,000	899
Luen Thai Holdings (HKD)	14,648,000	4,298
PetroChina (HKD) (1)	27,720,000	30,569
Tencent Holdings (HKD) (2)	4,162,000	8,401
Wumart Stores (HKD)	438,000	1,441
ZTE (HKD) (1)(2)	2,039,600	6,971
Total China (Cost $63,377)		73,312

COLOMBIA 0.3%

Common Stocks 0.3%

Bancolombia ADR (USD)	210,900	7,297
Total Colombia (Cost $5,689)		7,297

EGYPT 3.9%

Common Stocks 3.9%

Commercial International Bank	1,014,418	12,517
MobiNil	580,631	16,042
Orascom Construction Industries	533,255	21,980
Orascom Telecom	572,790	30,222
Vodafone Egypt	706,049	10,553
Total Egypt (Cost $61,809)		91,314

EUROPE/ FAR EAST 2.0%

Common Stocks 2.0%

Ishares MSCI Emerging Markets Index Fund (USD) (1)	438,600	46,250
Total Europe/Far East (Cost $40,886)		46,250

HONG KONG 0.8%

Common Stocks 0.8%

Hutchison Telecommunications (2)	7,077,000	12,505

MALAYSIA 1.5%

Common Stocks 1.5%

Airasia (2)	21,072,100	10,174
Astro All Asia	8,495,200	10,735
Bumiputra Commerce (2)	7,371,533	12,813
Total Malaysia (Cost $32,358)		33,722

MEXICO 7.8%

Common Stocks 7.8%

America Movil ADR, Series L (USD)	2,014,420	74,352
Grupo Aeroportuario ADR (USD) (1)	140,500	5,447
Grupo Aeroportuario del Pacifico ADR (USD) (2)	210,500	7,005
Grupo Financiero Banorte	10,409,300	27,079
Grupo Televisa ADR (USD)	879,076	18,636
Organizacion Soriana, Series B (2)	1,636,000	7,369
Urbi Desarrollos Urbanos (2)	2,121,300	17,368
Wal-Mart de Mexico, Series V	8,587,750	24,431
Total Mexico (Cost $106,386)		181,687

RUSSIA 6.0%

Common Stocks 6.0%

Lukoil (USD)	145,720	13,188
Lukoil ADR (USD)	401,140	36,343
Novatek OAO (USD)	4,137	16,962
Novatek OAO GDR (USD) (3)	669,000	28,432
Pyaterochka Holding GDR (USD) (1)(2)	525,200	10,005
RBC Information Systems (USD) (2)	1,069,854	9,950
Sberbank RF (USD)	10,730	19,421
Seventh Continent (USD)	211,200	5,322
Total Russia (Cost $74,306)		139,623

SOUTH AFRICA 11.7%

Common Stocks 11.7%

ABSA	1,273,292	25,088
African Bank Investments	1,560,981	8,706
Aveng (1)	2,631,200	10,377
Edgars Consolidated Stores	4,466,600	28,173
FirstRand	4,748,402	15,606
Investec	212,800	12,098
JD Group	981,145	15,141
Massmart Holdings	943,500	9,209
MTN Group	2,156,000	21,472
Naspers (N shares)	2,253,900	49,384
Pick 'N Pay Stores	987,500	5,213
SABMiller	545,000	11,571
Sasol	649,151	27,261
Standard Bank Group	1,151,991	16,407
Truworths International	3,564,703	17,159
Total South Africa (Cost $182,395)		272,865

SOUTH KOREA 18.0%

Common Stocks 16.2%

Amorepacific (1)	49,580	18,214
CJ Home Shopping	124,610	14,268
Hanjin Heavy Industries & Construction	357,300	11,137
Hyundai Motor	89,910	7,903
KKC	73,950	16,739
Kookmin Bank	572,696	51,307
Kookmin Bank ADR (USD) (1)	27,400	2,440
KT Freetel	310,700	10,327
LG Electronics (1)	192,000	15,898
LG Household & Health Care (1)	190,371	15,198
LG Philips LCD (1)(2)	258,160	10,866
LG Philips LCD ADR (USD) (1)(2)	232,000	4,884
Lotte Shopping	19,025	7,947
NCsoft (1)(2)	131,880	11,046

Orion	25,887	6,779
S1 Corp.	155,150	6,925
Samsung Electronics	136,255	93,033
Shinhan Financial	410,700	20,465
Shinsegae	45,370	22,175
Woori Finance Holdings	1,325,190	29,927
		377,478
Preferred Stocks 1.8%		
Hyundai Motor	476,520	28,191
Samsung Electronics	26,940	14,596
		42,787
Total South Korea (Cost $285,283)		420,265
TAIWAN 9.2%		
Common Stocks 9.2%		
Acer	4,478,740	8,675
Advantech	4,313,767	11,830
Basso Industry	2,434,568	4,364
Delta Electronics	4,871,000	15,174
Far Eastern Textile	12,593,338	11,564
Foxconn Technology	1,371,000	10,291
High Tech Computer	568,000	18,158
Himax Technologies ADR (USD) (1)(2)	1,169,300	10,407
Hon Hai Precision	6,020,437	40,851
MediaTek	556,000	6,491
Ritek (2)	28,633,000	8,947
Taiwan Semiconductor	16,601,000	35,432
Uni-President Enterprises	20,756,000	15,645
Via Technologies (2)	6,116,286	6,105
Zyxel Communications	5,051,740	9,389
Total Taiwan (Cost $175,578)		213,323

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,618,433)	$ 2,353,577
Affiliated companies (cost $51,839)	51,839
Total investments in securities	2,405,416
Receivable for investment securities sold	56,102
Foreign currency (cost $16,983)	17,086
Receivable for shares sold	9,553
Cash	4,729
Dividends and interest receivable	3,681
Other assets	3,506
Total assets	2,500,073
Liabilities	
Obligation to return securities lending collateral	128,783
Payable for investment securities purchased	29,769
Investment management fees payable	1,938
Payable for shares redeemed	1,497
Due to affiliates	72
Other liabilities	4,926
Total liabilities	166,985
NET ASSETS	$ 2,333,088
Net Assets Consist of:	
Undistributed net investment income	$ 8,317
Undistributed net realized gain	63,238
Net unrealized gain	735,274
Paid-in capital applicable to 76,804,335 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,526,259
NET ASSETS	$ 2,333,088
NET ASSET VALUE PER SHARE	$ 30.38

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $132,000 for the six months ended April 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 95% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $164,073,000; aggregate collateral consisted of $128,783,000 in the money market pooled account and U.S. Government securities valued at $40,047,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $863,465,000 and $366,380,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,670,272,000. Net unrealized gain aggregated $735,274,000 at period-end, of which $743,591,000 related to appreciated investments and $8,317,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2006, the fund had a capital gain tax payable of $1,203,000, no deferred tax liability, and $378,000 of capital loss carryforwards that expire in 2011, and $344,000 that expire in 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $45,000 for Price Associates, $414,000 for T. Rowe Price Services, Inc., and $181,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $85,000 of Spectrum Funds’ expenses, of which $55,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Redemption fees received from the Spectrum Funds amounting to $1,000 are reflected in the accompanying financial statements. At April 30, 2006, approximately 5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,571,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $51,839,000 and $36,493,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 110,360 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ANNUAL MEETING RESULTS

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006